                                                                   EXHIBIT 10.15

                              AMENDED AND RESTATED
                       CORRECTIONS CORPORATION OF AMERICA
                       1997 EMPLOYEE SHARE INCENTIVE PLAN

         CCA Prison Realty Trust, a Maryland real estate investment trust and predecessor by merger to Corrections Corporation of America, a Maryland corporation formerly known as Prison Realty Trust, Inc. and Prison Realty Corporation (the "Company"), initially adopted the Corrections Corporation of America 1997 Employee Share Incentive Plan (formerly known as the CCA Prison Realty Trust 1997 Employee Share Incentive Plan) (the "Plan") effective April 21, 1997 for the benefit of, among others, its key employees and the key employees of its Subsidiaries and Affiliates (each as defined herein). The Company hereby amends and restates the Plan, effective February 18, 2004.

         SECTION 1. PURPOSE; DEFINITIONS.

         The purpose of the Plan is to enable the Company to attract, retain and reward key employees of the Company and the Chairman of the Company's Board of Directors (the "Board"), and strengthen the mutuality of interests between such individuals and the Company's shareholders, by offering such individuals performance-based share incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash.

         For purposes of the Plan, the following terms shall be defined as set forth below:

         a. "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

         b. "Award" means a Share Option, Share Appreciation Right, Restricted Share, Deferred Share, Share Purchase Right and/or other Share-Based Award granted hereunder.

         c.       "Board" means the Board of Directors of the Company.

         d.       "Book Value" means, as of any given date, on a per share basis
(i) the shareholders' equity in the Company as of the end of the immediately preceding fiscal year as reflected in the Company's consolidated balance sheet, subject to such adjustments as the Committee shall specify at or after grant, divided by (ii) the number of then outstanding Shares as of such year-end date (as adjusted by the Committee for subsequent events).

         e. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         f. "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

         g. "Company" means Corrections Corporation of America, a Maryland corporation formerly known as Prison Realty Trust, Inc. and Prison Realty Corporation and successor by merger to CCA Prison Realty Trust, a Maryland real estate investment trust, or any successor corporation or trust.

         h. "Deferral Period" means the period described in Section 8(a) below.

         i. "Deferred Shares" means an award made pursuant to Section 8 below of the right to receive Shares at the end of a specified Deferral Period.

         j. "Disability" means disability as determined under procedures established by the Committee for purposes of this Plan.

         k. "Early Retirement" means retirement, with the express consent for purposes of this Plan of the Company at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate on or after attainment of age sixty-two (62) but before attainment of age sixty-five (65).

         l. "Fair Market Value" means, as of any given date, unless otherwise determined by the Committee in good faith, the reported closing price of the Shares on the New York Stock Exchange or, if no such sale of Shares is reported on the New York Stock Exchange on such date, the fair market value of the Shares as determined by the Committee in good faith.

         m. "Immediate Family Member" means a person described in Section 5(e) below.

         n. "Incentive Option" means any Share Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

         o. "Non-Qualified Option" means any Share Option that is not an Incentive Option.

         p. "Normal Retirement" means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 65.

         q. "Other Share-Based Award" means an award under Section 10 below that is valued in whole or in part by reference to, or is otherwise based on, Shares.

         r. "Plan" means this Corrections Corporation of America 1997 Employee Share Incentive Plan, as amended and restated to date and as hereinafter amended and/or restated from time to time.

         s. "Restricted Shares" means an award of Shares that is subject to restrictions under Section 7 below.

         t.       "Restriction Period" means the period described in Section
7(c) below.

         u.       "Retirement" means Normal or Early Retirement.

         v. "Shares" means shares of the Company's common stock, $.01 par value per share (on a post-May 2001 reverse stock split basis).

         w. "Share Appreciation Right" means the right pursuant to an Award granted under Section 6 below to receive upon exercise an amount equal to the excess of the Fair Market Value of one Share over the price per share specified in the Award agreement multiplied by the number of Shares in respect of which a Share Appreciation Right has been exercised.

         x. "Share Option" or "Option" means any option to purchase Shares (including Restricted Shares and Deferred Shares, if the Committee so determines) granted pursuant to Section 5 below.

         y. "Share Purchase Right" means the right to purchase Shares pursuant to Section 9 below.

         z. "Subsidiary" means any corporation (or other entity) in an unbroken chain of corporations and other entities beginning with the Company if each of the corporations and other entities (other than the last corporation or other entity in the unbroken chain) owns equity interests possessing more than 50% of the total combined voting power of all classes of equity interests in one of the other corporations or entities in the chain.

         In addition, the terms "Change in Control", "Potential Change in Control" and "Change in Control Price" shall have meanings set forth, respectively, in Sections 11(b), (c) and (d) below.

         SECTION 2. ADMINISTRATION.

         This Plan shall be administered by a committee (the "Committee") appointed by the Board. The Committee shall consist of two or more outside, disinterested members of the Board. The Committee, in the judgment of the Board, shall be qualified to administer the Plan as contemplated by (a) Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (or any successor rule), (b) Section 162(m) of the Code, as amended, and the regulations thereunder (and any successor section and regulations), and (c) any rules and regulations of a stock exchange on which the Company's Common Stock is listed and traded. In the event the Board does not appoint the Committee to administer the Plan, the Plan shall be administered by the Board and any references to the Committee in the Plan shall be deemed to refer to the Board.

         The Committee shall have full authority to grant, pursuant to the terms of the Plan, to officers and other key employees eligible under Section 4 below:
(i) Share Options, (ii) Share Appreciation Rights, (iii) Restricted Shares, (iv) Deferred Shares, (v) Share Purchase Rights and/or (vi) Other Share-Based Awards.

         In particular, the Committee shall have the authority:

                  (i) to select the officers and other key employees of the Company and its Subsidiaries and Affiliates to whom Awards may from time to time be granted hereunder;

                  (ii) to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more eligible employees;

                  (iii) to determine the number of shares to be covered by each such Award granted hereunder;

                  (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Share Option or other Award and/or the Shares relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion);

                  (v) to determine whether and under what circumstances a Share Option may be settled in cash, Restricted Shares and/or Deferred Shares under Section 5(k) or (l), as applicable, instead of Shares that are neither Restricted Shares nor Deferred Shares;

                  (vi) to determine whether, to what extent and under what circumstances Option grants and/or other Awards under the Plan and/or other cash awards made by the Company are to be made, and operate, on a tandem basis vis-a-vis other Awards under the Plan and/or cash awards made outside of the Plan, or on an additive basis;

                  (vii) to determine whether, to what extent and under what circumstances Shares and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period); and

                  (viii) to determine the terms and restrictions applicable to Share Purchase Rights and the Shares purchased by exercising such rights.

         The Committee shall have the authority to adopt, alter and repeal such rules (subject to the provision of Section 14 below), guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

         All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

         SECTION 3. SHARES SUBJECT TO PLAN.

         The total number of Shares reserved and available for distribution under the Plan shall be 1,500,000 shares (on a post-May 2001 reverse stock split basis). Such Shares may consist, in whole or in part, of authorized and unissued Shares or treasury Shares.

         Subject to Section 6(b)(iv) below, if any Shares that have been optioned cease to be subject to a Share Option, or if any such Shares that are subject to any Restricted Shares or Deferred Shares Award, Share Purchase Right or Other Share-Based Award granted hereunder are forfeited or any such Award otherwise terminates without a payment being made to the participant in the form of Shares, such Shares shall again be available for distribution in connection with future Awards under the Plan.

         In the event of any merger, reorganization, consolidation, recapitalization, Share dividend, Share split or other change in corporate structure affecting the Shares, an adjustment shall be made in the aggregate number of Shares reserved for issuance under the Plan, in the number and option price of Shares subject to outstanding Options granted under the Plan, in the number and purchase price of Shares subject to outstanding Share Purchase Rights under the Plan, and in the number of Shares subject to other outstanding Awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of Shares subject to any Award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Share Appreciation Right associated with any Share Option.

         SECTION 4. ELIGIBILITY.

         The Chairman of the Board, all officers and other key employees of the Company and its Subsidiaries and Affiliates (but excluding members of the Committee) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted Awards under the Plan; provided, however, that the Chairman of the Board shall not be eligible to receive Incentive Options hereunder. Except as provided in the preceding sentence, any reference herein to "employees" and their employment by the Company shall be deemed to include the Chairman of the Board and his service as a director of the Company, unless otherwise determined by the Committee. Without limiting the generality of the foregoing, the Committee shall have the full authority to interpret the provisions of the Plan as they may apply (or may not apply) to the Chairman of the Board, and any determination by the Committee in this regard shall be final and conclusive.

         SECTION 5. SHARE OPTIONS.

         Share Options may be granted alone, in addition to or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. Any Share Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         Share Options granted under the Plan may be of two types: (i) Incentive Options and (ii) Non-Qualified Options.

         The Committee shall have the authority to grant to any optionee Incentive Options, Non-Qualified Options, or both types of Share Options (in each case with or without Share Appreciation Rights).

         Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

         (a) Option Price. The option price per Share purchasable under a Share Option shall be determined by the Committee at the time of grant, but shall be not less than 100% of the Fair Market Value of the Shares at the time of the grant.

         (b) Option Term. The term of each Share Option shall be fixed by the Committee, but no Share Option shall be exercisable more than ten years after the date the Option is granted.

         (c) Exercisability. Share Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that, except as provided in
Section 5(f) and (g) and Section 11 below, unless otherwise determined by the Committee at or after grant, no Share Option shall be exercisable prior to the later of (i) the first anniversary date of the granting of the Option, or (ii) the second anniversary date of employment of the employee by the Company. If the Committee provides, in its sole discretion, that any Share Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion. Notwithstanding any provision of this Section 5(c), the Board may authorize the grant of a Share Option, all or a portion of which is immediately exercisable upon the date of grant of such Share Option.

         (d) Method of Exercise. Subject to whatever installment exercise provisions apply under Section 5(c), Share Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of Shares to be purchased.

         Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of a Share Option or unrestricted Shares already owned by the optionee or, in the case of the exercise of a Non-Qualified Option, Restricted Shares or Deferred Shares subject to an Award hereunder (based, in each case, on the Fair Market Value of the Share Option or the Shares on the date the option is exercised, as determined by the Committee).

         If payment of the option exercise price of a Non-Qualified Option is made in whole or in part in the form of Restricted Shares or Deferred Shares, such Restricted Shares or Deferred Shares (and any replacement Shares relating thereto) shall remain (or be) restricted or deferred, as the case may be, in accordance with the original terms of the Restricted Shares Award or Deferred Shares Award in question, and any additional Shares received upon the exercise shall be subject to the same forfeiture restrictions or deferral limitations, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

         No Shares shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to Shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such Shares, and, if requested, has given the representation described in Section 14(a).

         (e) Transferability of Options. Incentive Options shall be transferable by the optionee only by will or by the laws of descent and shall be exercisable, during the optionee's lifetime, only by the optionee. Non-Qualified Options shall be transferable by the optionee by will or by the laws of descent or to (i) the spouse, children or grandchildren of the optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which such Immediate Family Members are the only partners, or (iv) one or more entities in which the optionee has a 10% or greater equity interest, provided that (y) the Share option agreement pursuant to which such Non-Qualified Options are granted must be approved by the Committee, and (z) subsequent transfers of transferred Non-Qualified Options shall be prohibited except those in accordance with this subparagraph (e). Following transfer, any such Non-Qualified Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Plan or the option agreement executed pursuant hereto, the term "optionee" shall be deemed to refer to the transferee.

         (f)      Termination by Death.

                  (i) With respect to Share Options granted prior to December 13, 2001, subject to Section 5(j), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of death, any Share Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Share Option, whichever period is the shorter.

                  (ii) With respect to Share Options granted on or following December 13, 2001, subject to Section 5(j), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of death, any Share Option held by such optionee (whether or not then exercisable) may thereafter be exercised by the legal representative of the estate or by the legatee of the optionee under the will of the optionee for the stated term of such Share Option.

         (g)      Termination by Reason of Disability.

                  (i) With respect to Share Options granted prior to December 13, 2001, subject to Section 5(j), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of Disability, any Share Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of three years (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Share Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-year period (or such other period as the Committee shall specify at grant), any unexercised Share Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Share Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Share Option will thereafter be treated as a Non-Qualified Option.

                  (ii) With respect to Share Options granted on or following December 13, 2001, subject to Section 5(j), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of Disability, any Share Option held by such optionee (whether or not then exercisable) may thereafter be exercised by the optionee (or, in the event of the optionee's death prior to the expiration of the stated term of such Share Option, by the legal representative of the optionee's estate or by the legatee under the will of the optionee) for the stated term of such Share Option. In the event of termination of employment by reason of Disability, if an Incentive Option is exercised after the expiration of the exercise periods that apply for purposes of
         Section 422 of the Code, such Share Option will thereafter be treated as a Non-Qualified Option.

         (h)      Termination by Reason of Retirement.

                  (i) With respect to Share Options granted prior to December 13, 2001, subject to Section 5(j), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of Normal or early Retirement, any Share Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of three years (or such other period as the Committee may specify at grant) from the date of such termination of employment or the expiration of the stated term of such Share Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-year period (or such other period as the Committee may specify at grant), any unexercised Share Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year from the date of such death or until the expiration of the stated term of such Share Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the Option will thereafter be treated as a Non-Qualified Option.

                  (ii) With respect to Share Options granted on or following December 13, 2001, subject to Section 5(j), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of Normal or Early Retirement, any Share Option held by such optionee (whether or not then exercisable) may thereafter be exercised by the optionee (or, in the event of the optionee's death prior to the expiration of the stated term of such Share Option, by the legal representative of the optionee's estate or by the legatee under the will of the optionee) for the stated term of such Share Option. In the event of termination of employment by reason of Retirement, if an Incentive Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the Option will thereafter be treated as a Non-Qualified Option.

         (i) Other Termination. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee's employment by the Company and any Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal or Early Retirement, the Share Option shall thereupon terminate.

         (j) Incentive Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Option under such Section 422.

         If an Incentive Option granted under this Plan is first exercisable in any calendar year to obtain Shares having a fair market value (determined at the time of grant) in excess of $100,000, the option is treated as an Incentive Option for Shares having a fair market value (determined at the time of grant) equal to $100,000 and as a Non-Qualified Option for the remaining Shares. In making this determination, the rules specified in Section 422(d) of the Code shall be determinative, including the aggregate of all Incentive Options which are first exercisable in that calendar year under any plan of the Company.

         To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

                  (i) if (x) a participant's employment is terminated by reason of death, Disability or Retirement and (y) the portion of any Incentive Option that is otherwise exercisable during the post-termination period specified under Section 5(f), (g) or (h), applied without regard to the $100,000 limitation contained in Section 422(b)(7) of the Code, is greater than the portion of such option that is immediately exercisable as an "Incentive Stock Option" during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Option; and

                  (ii) if the exercise of an Incentive Option is accelerated by reason of a Change in Control, any portion of such option that is not exercisable as an Incentive Option by reason of the $100,000 limitation contained in Section 422(b)(7) of the Code shall be treated as a Non-Qualified Option.

                  An employee who owns Shares representing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company shall not be eligible to receive an Incentive Option.

         (k) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash, Shares, Deferred Shares or Restricted Shares an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

         (l) Settlement Provisions. If the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the Shares to be issued with respect to the spread value of an exercised Option take the form of Deferred or Restricted Shares, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Deferred or Restricted Shares determined without regard to the deferral limitations and/or forfeiture restrictions involved.

         SECTION 6. SHARE APPRECIATION RIGHTS.

         (a) Grant and Exercise. Share Appreciation Rights may be granted either alone, in addition to or in conjunction with other Awards granted under the Plan.

         A Share Appreciation Right may be exercised by a right holder, subject to Section 6(b), in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the right holder shall be entitled to receive an amount determined in the manner prescribed in Section 6(b).

         (b) Terms and Conditions. Share Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

                  (i) Share Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that, except as provided in Section 6(b)(iv) and (v) and Section 11 below, unless otherwise determined by the Committee at or after grant, no Share Appreciation Right shall be exercisable prior to the later of (i) the first anniversary date of the granting of the Share Appreciation Right, or (ii) the second anniversary date of employment of the employee by the Company. The exercise of Share Appreciation Rights held by right holders who are subject to Section 16(b) of the Exchange Act shall comply with Rule 16b-3 thereunder, to the extent applicable.

                  (ii) Upon the exercise of a Share Appreciation Right, a right holder shall be entitled to receive an amount in cash (or, if expressly provided in the Award agreement, an amount in cash and/or Shares) equal in value to the excess of the Fair Market Value of one Share over the price per Share specified in the Award agreement multiplied by the number of Shares in respect of which the Share Appreciation Right shall have been exercised. The amount of cash and, if applicable, the number of Shares to be paid shall be calculated on the basis of the Fair Market Value of the Shares on the date of exercise.

                  (iii) Share Appreciation Rights shall be transferable by the right holder by will or by the laws of descent or to (A) the Immediate Family Members of the right holder, (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, (C) a partnership in which such Immediate Family Members are the only partners, or (D) one or more entities in which the right holder has a 10% or greater equity interest, provided that (y) the Award agreement pursuant to which such Share Appreciation Rights are granted must be approved by the Committee, and (z) subsequent transfers of transferred Share Appreciation Rights shall be prohibited except those in accordance with this subparagraph (iii). Following transfer, any such Share Appreciation Rights shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Plan or the Award agreement executed pursuant hereto, the term "right holder" shall be deemed to refer to the transferee.

                  (iv) Except as otherwise provided in the Award agreement, if a right holder's employment by the Company and any Subsidiary or Affiliate terminates by reason of death, any Share Appreciation Right held by such right holder may thereafter be exercised, to the extent such right was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the right holder under the will of the right holder, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Share Appreciation Right, whichever period is the shorter.

                  (v) Except as otherwise provided in the Award agreement, if a right holder's employment by the Company and any Subsidiary or Affiliate terminates by reason of Disability, any Share Appreciation Right held by such right holder may thereafter be exercised by the right holder, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of three years (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Share Appreciation Right, whichever period is the shorter; provided, however, that, if the right holder dies within such three-year period (or such other period as the Committee shall specify at grant), any unexercised Share Appreciation Right held by such right holder shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Share Appreciation Right, whichever period is the shorter.

                  (vi) Except as otherwise provided in the Award agreement, if a right holder's employment by the Company and any Subsidiary or Affiliate terminates by reason of Normal or Early Retirement, any Share Appreciation Right held by such right holder may thereafter be exercised by the right holder, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of three years (or such other period as Committee may specify at grant) from the date of such termination of employment or the expiration of the stated term of such Share Appreciation Right, whichever period is the shorter; provided, however, that, if the right holder dies within such three-year period (or such other period as the Committee may specify at grant), any unexercised Share Appreciation Right held by such right holder shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year from the date of such death or until the expiration of the stated term of such Share Appreciation Right, whichever period is the shorter.

                  (vii) In its sole discretion, the Committee may grant "Limited" Share Appreciation Rights under this Section 6, i.e., Share Appreciation Rights that become exercisable only in the event of a Change in Control and/or a Potential Change in Control, subject to such terms and conditions as the Committee may specify at grant. Such Limited Share Appreciation Rights shall be settled solely in cash.

                  (viii) The Committee, in its sole discretion, may also provide that, in the event of a Change in Control and/or a Potential Change in Control, the amount to be paid upon the exercise of a Share Appreciation Right or Limited Share Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.

         SECTION 7. RESTRICTED SHARES.

         (a) Administration. Restricted Shares may be issued either alone, in addition to or in tandem with other Awards granted under the Plan and/or cash awards made outside the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Shares will be made, the number of Shares to be awarded, the price (if any) to be paid by the recipient of Restricted Shares (subject to Section 7(b)), the time or times within which such Awards may be subject to forfeiture, and all other terms and conditions of the Awards; provided, however, that no grant of Restricted Shares shall vest in full prior to the third (3rd) anniversary of the date of such grant.

         The Committee may condition the grant of Restricted Shares upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

         The provisions of Restricted Shares Awards need not be the same with respect to each recipient.

         (b) Awards and Certificates. The prospective recipient of a Restricted Shares Award shall not have any rights with respect to such Award, unless and until such recipient has executed an agreement evidencing the Award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award.

                  (i) The purchase price for Restricted Shares shall be equal to or less than their par value and may be zero.

                  (ii) Awards of Restricted Shares must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the Award date, by executing a Restricted Shares Award agreement and paying whatever price (if any) is required under Section 7(b)(i).

                  (iii) Each participant receiving a Restricted Shares Award shall be issued a Share certificate in respect of such Restricted Shares. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award.

                  (iv) The Committee shall require that the share certificates evidencing such Shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Shares Award, the participant shall have delivered a share power, endorsed in blank, relating to the Shares covered by such Award.

         (c) Restrictions and Conditions. The Restricted Shares awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

                  (i) Subject to the provisions of this Plan and the Award agreement, during a period set by the Committee commencing with the date of such Award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign Restricted Shares awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

                  (ii) Except as provided in this paragraph (ii) and Section 7(c)(i), the participant shall have, with respect to the Restricted Shares, all of the rights of a shareholder of the Company, including the right to vote the Restricted Shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 16(e) below, in additional Restricted Shares to the extent Shares are available under Section 3, or otherwise reinvested. Pursuant to Section 3 above, Share dividends issued with respect to Restricted Shares shall be treated as additional Restricted Shares that are subject to the same restrictions and other terms and conditions that apply to the Shares with respect to which such dividends are issued.

                  (iii) Subject to the applicable provisions of the Award agreement and this Section 7, upon termination of a participant's employment with the Company and any Subsidiary or Affiliate for any reason during the Restriction Period, all Restricted Shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

                  (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Shares, certificates for an appropriate number of unrestricted Shares shall be delivered to the participant promptly.

         (d) Minimum Value Provisions. In order to better ensure that Award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other Award designed to guarantee a minimum value, payable in cash or Shares to the recipient of a Restricted Shares Award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

         SECTION 8. DEFERRED SHARES.

         (a) Administration. Deferred Shares may be awarded either alone, in addition to or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom and the time or times at which Deferred Shares shall be awarded, the number of Deferred Shares to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 8(b).

         The Committee may condition the grant of Deferred Shares upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion.

         The provisions of Deferred Shares Awards need not be the same with respect to each recipient.

         (b) Terms and Conditions. The Deferred Shares awarded pursuant to this Section 8 shall be subject to the following terms and conditions:

                  (i) Subject to the provisions of this Plan and the Award agreement referred to in Section 8(b)(vi) below, Deferred Shares Awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period referred to in Section 8(b)(v), where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the Shares covered by the Deferred Shares Award.

                  (ii) Unless otherwise determined by the Committee at grant, amounts equal to any dividends declared during the Deferral Period with respect to the number of Shares covered by a Deferred Shares Award will be paid to the participant currently, or deferred and deemed to be reinvested in additional Deferred Shares, or otherwise reinvested, all as determined at or after the time of the Award by the Committee, in its sole discretion.

                  (iii) Subject to the provisions of the Award agreement and this Section 8, upon termination of a participant's employment with the Company and any Subsidiary or Affiliate for any reason during the Deferral Period for a given Award, the Deferred Shares in question will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

                  (iv) Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Deferred Shares Award and/or waive the deferral limitations for all or any part of such Award.

                  (v) A participant may elect to further defer receipt of an Award (or an installment of an Award) for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made at least 12 months prior to completion of the Deferral Period for such Deferred Shares Award (or such installment).

                  (vi) Each Award shall be confirmed by, and subject to the terms of, a Deferred Shares agreement executed by the Company and the participant.

         (c) Minimum Value Provisions. In order to better ensure that Award payments actually reflect the performance of the Company and the service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other Award designed to guarantee a minimum value, payable in cash or Shares to the recipient of a Deferred Shares Award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

         SECTION 9. SHARE PURCHASE RIGHTS.

         (a) Awards and Administration. Subject to Section 3 above, the Committee may grant eligible participants Share Purchase Rights which shall enable such participants to purchase Shares (including Deferred Shares and Restricted Shares) at its Fair Market Value on the date of grant.

         The Committee shall also impose such deferral, forfeiture and/or other terms and conditions as it shall determine, in its sole discretion, on such Share Purchase Rights or the exercise thereof.

         The terms of Share Purchase Rights Awards need not be the same with respect to each participant.

         Each Share Purchase Right Award shall be confirmed by, and be subject to the terms of, a Share Purchase rights agreement.

         (b) Exercisability. Share Purchase Rights shall generally be exercisable for such period after grant as is determined by the Committee not to exceed 30 days. However, the Committee may provide, in its sole discretion, that the Share Purchase Rights of persons potentially subject to Section 16(b) of the Exchange Act shall not become exercisable until six months and one day after the grant date, and shall then be exercisable for 10 trading days at the purchase price specified by the Committee in accordance with Section 9(a).

         SECTION 10. OTHER SHARE-BASED AWARDS.

         (a) Administration. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares ("Other Share-Based Awards"), including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Share Awards or options may be granted either alone or in addition to or in tandem with Share Options, Share Appreciation Rights, Restricted Shares, Deferred Shares or Share Purchase Rights granted under the Plan and/or cash awards made outside of the Plan.

         Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of Shares to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Shares upon the completion of a specified performance period.

         The provisions of Other Share-Based Awards need not be the same with respect to each recipient.

         (b) Terms and Conditions. Other Share-Based Awards made pursuant to this Section 10 shall be subject to the following terms and conditions:

                           (i) Subject to the provisions of this Plan and the
                  Award agreement referred to in Section 10(b)(v), Shares subject to Awards made under this Section 10 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

                           (ii) Subject to the provisions of this Plan and the
                  Award agreement and unless otherwise determined by the Committee at grant, the recipient of an Award under this
                  Section 10 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of Shares covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

                           (iii) Any Award under Section 10 and any Shares
                  covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion; provided, however, that any Award based on a Restricted Share Award shall not vest in full prior to the third anniversary of the date of grant.

                           (iv) In the event of the participant's Retirement,
                  Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an Award under this
                  Section 10.

                           (v) Each Award under this Section 10 shall be
                  confirmed by, and subject to the terms of, an agreement or other instrument by the Company and by the participant.

                           (vi) Shares (including securities convertible into
                  Shares) issued on a bonus basis under this Section 10 may be issued for no cash consideration. Shares (including securities convertible into Shares) purchased pursuant to a purchase right awarded under this Section 10 shall be priced at the Fair Market Value of the Shares on the date of grant.

         SECTION 11. CHANGE IN CONTROL PROVISIONS.

         (a)      Impact of Event. In the event of:

         (1)      a "Change in Control" as defined in Section 11(b), or

         (2) a "Potential Change in Control" as defined in section 11(c), but only if and to the extent so determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination), the following acceleration and valuation provisions shall apply:

                  (i) Any Share Appreciation Rights (including, without limitation, any Limited Share Appreciation Rights) outstanding for at least six months and any Share Option awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

                  (ii) The restrictions and deferral limitations applicable to any Restricted Shares, Deferred Shares, Share Purchase Rights and Other Share-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such Shares and Awards shall be deemed fully vested.

                  (iii) The value of all outstanding Awards, in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the "Change in Control Price" as defined in Section 11(d) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

         (b) Definition of "Change in Control". For purposes of Section 11(a), a "Change in Control" means the happening of any of the following:

                  (i) any person or entity, including a "group" as defined in Section 13(d)(3) of the Exchange Act, other than the Company or a wholly-owned subsidiary thereof or any employee benefit plan of the Company or any of its Subsidiaries, becomes the beneficial owner of the Company's securities having 20% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business); or

                  (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions less than a majority of the combined voting power of the then outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of the trustees of the Company or such other corporation or entity after such transaction are held in the aggregate by the holders of the Company's securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; or

                  (iii) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were trustees of the Company at the beginning of any such period.

         (c)      Definition of Potential Change in Control. For purposes of
Section 11(a), a "Potential Change in Control" means the happening of any one of the following:

                  (i) The approval by shareholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 11(b); or

                  (ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan (including any trustee of such plan acting as such trustee)) of securities of the Company representing 10% or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of this Plan.

         (d)      Definition of Change in Control Price. For purposes of this
Section 11, "Change in Control Price" means the highest price per share paid in any transaction reported on the New York Stock Exchange or paid or offered in any bona fide transaction related to a potential or actual Change in Control of the Company at any time during the 60 day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Options and Share Appreciation Rights relating to Incentive Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Share Appreciation Rights (or Limited Share Appreciation Rights) or, where applicable, the date on which a cashout occurs under Section 11(a)(2)(iii).

         SECTION 12. 1999 REIT ELECTION.

         Notwithstanding anything herein to the contrary, no provision in this Plan shall be construed in a manner so as to adversely affect the Company's ability to elect taxable status as a REIT (as contemplated by the Code) for its 1999 taxable year and any Award which shall be deemed to have such an adverse effect shall be void ab initio.

         SECTION 13. REPRICING PROHIBITED.

         Except for adjustments made pursuant to Section 3 above, notwithstanding any provision in this Plan to the contrary, unless approved by the holders of a majority of the shares of the Company's capital stock present and entitled to vote on the matter at a duly convened meeting of the Company's stockholders (or by such other number as may be required by law or securities exchange listing requirement applicable to the Company), an Award may not: (i) be amended to reduce the option price (or the purchase price, as applicable) per share of the Shares subject to the Award below the option price (or purchase price) as of the date such Award is granted; or (ii) be granted in exchange for, or in connection with, the cancellation or surrender of an Award having a higher option price (or purchase price) or less favorable vesting schedule.

         SECTION 14. TERMINATION AND AMENDMENTS.

         Unless suspended or terminated sooner by action of the Committee, no Awards may be granted under this Plan after April 21, 2007 (i.e., the tenth
(10th) anniversary of the Effective Date (as hereinafter defined) of the Plan). This Plan may be suspended or terminated at any time by the Board. Rights and obligations under any Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan except with the consent of the person to whom the Award was granted.

         The Board at any time, and from time to time, may amend the Plan. However, (i) except as provided in Section 3 above relating to adjustments upon changes in stock, no amendment with respect to a material revision to the Plan or where stockholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 promulgated under the Exchange Act or any securities exchange listing requirements applicable to the Company shall be effective unless approved by the holders of a majority of the shares of the Company's capital stock present and entitled to vote on the matter at a duly convened meeting of the Company's stockholders (or by such other number as may be required by law or securities exchange listing requirement applicable to the Company). For the purpose of the foregoing, a material revision shall be deemed to include (but shall not be limited to): (i) a material increase in the number of Shares subject to the Plan under Section 3;
(ii) an expansion of the types of Awards under the Plan; (iii) a material expansion of the class of employees eligible to participate in the Plan; (iv) a material extension of the term of the Plan; (v) a material change to the method of determining the option price under the Plan; and (vi) an amendment to Section 13 of the Plan. A material revision shall not include any revision that curtails, rather than expands, the scope of the Plan. The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers. It is expressly contemplated that, subject to this Section 14, the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Options and/or to bring the Plan and/or Incentive Options granted under it into compliance therewith. Rights and obligations under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Award was granted and (ii) such person consents in writing. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the rights and obligations under any Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Award was granted, and (ii) such person consents in writing.

         SECTION 15. UNFUNDED STATUS OF PLAN.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

         SECTION 16. GENERAL PROVISIONS.

         (a) The Committee may require each person purchasing Shares pursuant to a Share Option or other Award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

         All certificates for Shares or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         (c) The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

         (d) No later than the date as of which an amount first becomes includable in the gross income of the participant for Federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

         (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Shares (or in Deferred Shares or other types of Plan Awards) at the time of any dividend payment shall only be permissible if sufficient Shares are available under Section 3 above for such reinvestment (taking into account then outstanding Share Options, Share Purchase Rights and other Plan Awards).

         (f) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Maryland.

         SECTION 17. EFFECTIVE DATE OF PLAN.

         The original effective date of the Plan was April 21, 1997 (the "Effective Date"). The Plan set forth herein constitutes an amendment and restatement of the Corrections Corporation of America 1997 Employee Share Incentive Plan, as previously adopted by the Board and the stockholders of the Company and/or its predecessor, as the case may be and shall supercede and replace in its entirety the previously adopted plan and all amendments thereto. The amended and restated Plan became effective February 18, 2004.

         SECTION 18. RESTRICTIONS ON TRANSFER.

         Awards of derivative securities (as defined in Rule 16a-1(c) under the Exchange Act or any successor definition adopted by the Securities and Exchange Commission) granted under the Plan shall not be transferable except (a) by will or the laws of descent and distribution, or (b) as provided in Sections 5(e) and 6(b)(iii) of the Plan.